EXHIBIT 10.74

AMENDMENT NO. 14
Dated as of November 1, 2013
to
RECEIVABLES PURCHASE AGREEMENT
Dated as of November 30, 2001
This AMENDMENT NO. 14 (this “Amendment”) dated as of November 1, 2013 is entered into among ENERGY SERVICES FUNDING CORPORATION, a Delaware corporation, as the seller (the “Seller”), UGI ENERGY SERVICES, LLC (as successor to UGI Energy Services, Inc.), a Pennsylvania limited liability company (“UGI”), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC”), as issuer (together with its successors and permitted assigns, the “Issuer”) and as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”).
RECITALS
WHEREAS, the parties hereto have entered into that certain Receivables Purchase Agreement, dated as of November 30, 2001 (as amended, supplemented or otherwise modified from time to time, the “Agreement”); and
WHEREAS, the parties hereto wish to amend the Agreement as set forth herein;
NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Agreement, the parties hereto agree as follows:
SECTION 1.Definitions. All capitalized terms used but not otherwise defined herein are used herein as defined in the Agreement.
SECTION 2.    Amendments to the Agreement. The Agreement is hereby amended as follows:
(a)    Clause (a) of the definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is hereby amended by replacing the date “November 1, 2013” where it appears therein with the date “October 31, 2014”.
(b)    The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:
“Purchase Limit” means (i) at any time on or after November 1, 2013 and prior to but excluding June 2, 2014, $150,000,000 and (ii) at any time on and after June 2, 2014, $75,000,000, in each case, as such amount may be subsequently reduced pursuant to Section 1.1(b) of the Agreement; provided, that any such reduction of the Purchase Limit then in effect pursuant to clauses (i) or (ii) above, as applicable, shall automatically and permanently reduce the amount of the Purchase Limit set forth in such other clauses above in the same proportion as the percentage of the reduction of the Purchase Limit then in effect. References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit minus the then outstanding Capital.
SECTION 3.    Certain Representations, Warranties and Covenants. Each of the Seller, UGI and the Servicer, as to itself, hereby represents and warrants that:
(a)    the representations and warranties of such Person contained in Exhibit III to the Agreement (as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);
(b)    the execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement (as amended hereby) are within its organizational powers and have been duly authorized by all necessary organizational action on its part, and this Amendment and the Agreement (as amended hereby) are its valid and legally binding obligations, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally; and
(c)    no Termination Event or Unmatured Termination Event has occurred, is continuing, or would occur as a result of this Amendment.
SECTION 4.    Effectiveness. This Amendment shall become effective as of the date hereof provided that the Administrator shall have received (a) counterparts of this Amendment (whether by facsimile or otherwise), executed and delivered by each of the parties hereto, (b) a certificate of the Secretary or Assistant Secretary of UGI and the Seller certifying the names and true signatures of its officers who are authorized to sign this Amendment and the other Transaction Documents and (c) certified copies of the resolutions of the Board of Managers of UGI and the Seller authorizing the execution, delivery and performance by UGI and the Seller, of this Amendment and the Agreement.
SECTION 5.    References to Agreement. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.
SECTION 6.    Effect on the Agreement. Except as specifically amended above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

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SECTION 7.    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
SECTION 8.    Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
SECTION 9.    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 10.    Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.
SECTION 11.    Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 12.    Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.
ENERGY SERVICES FUNDING CORPORATION

By: ____________________________
Name:    Angela K. Rodriguez
Title:    Assistant Treasurer

UGI ENERGY SERVICES, LLC

By: ____________________________
Name:    Angela K. Rodriguez
Title:    Vice President and Chief Financial Officer

S-1    Amendment No. 14 to
Receivables Purchase Agreement (UGI)

PNC BANK, NATIONAL ASSOCIATION,
as Issuer and Administrator

By:__________________________________
Name:
Title:

S-2    Amendment No. 14 to
Receivables Purchase Agreement (UGI)